                                                                   EXHIBIT 10.34

               AMENDED AND RESTATED JOHN B. SANFILIPPO & SON, INC.
                   SPLIT-DOLLAR INSURANCE AGREEMENT NUMBER ONE

         THIS AMENDED AND RESTATED AGREEMENT (the "Agreement") is made and entered into as of the 31st day of December, 2003, by and between John B. Sanfilippo & Son, Inc., an Illinois corporation (the "Company"), Jasper B. Sanfilippo, individually, Marian R. Sanfilippo, individually (collectively the "Insureds" and individually an "Insured"), and John E. Sanfilippo (the "Trustee"), not individually, but as Trustee of the Jasper and Marian Sanfilippo Irrevocable Trust, dated September 23, 1990 (the "Trust").

                                    RECITALS

         WHEREAS, the Company, Jasper B. Sanfilippo, Marian R. Sanfilippo, and the Trustee executed an agreement in 1992 known as the John B. Sanfilippo & Son, Inc. Split-Dollar Insurance Agreement Number One (the "Original Agreement"); and

         WHEREAS, pursuant to Paragraph 10 of the Original Agreement, the parties thereto have the right to amend or modify the Original Agreement in whole or in part by the written agreement of all of the parties; and

         WHEREAS, the parties now wish to amend and restate the Original Agreement in its entirety so that the equity collateral assignment split-dollar arrangement created by the Original Agreement is changed to a non-equity endorsement split-dollar arrangement.

         NOW, THEREFORE, in consideration of the mutual promises made by the parties herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend and restate the Original Agreement in its entirety and agree as follows:

                                    AGREEMENT

         1.       ASSIGNMENT OF POLICIES TO COMPANY; CONSIDERATION.

                  (a) ASSIGNMENT. Upon the execution of this Agreement, the Trustee shall take all necessary action to cause the life insurance policies listed on Exhibit A, which is attached hereto and incorporated by reference herein (collectively the "Policies" and individually a "Policy"), and all incidents of ownership therein, including all rights to the Policies' cash values, to be assigned to the Company.

                  (b) CONSIDERATION. In consideration of the assignment of the Policies by the Trustee to the Company, the Company hereby agrees to:

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                           (i)      Release and discharge the Trust from its
                  obligations under the Original Agreement to pay to the Company an amount equal to the cumulative premiums paid by the Company on the Policies up to the date of this Agreement;

                           (ii) Release and discharge the security interest issued by the Trust in the limited rights in the Policies as set forth in Paragraph 4(b) of the Original Agreement ; and

                           (iii) Repay any and all outstanding loans on the Policies that the Trust was obligated to repay as of the date of this Agreement.

         2.       POLICY OWNERSHIP.

                  (a) OWNERSHIP. Upon the execution of this Agreement and the assignment of the Policies as set forth in Paragraph 1(a) above, the Company shall be the sole and absolute owner of the Policies and may exercise all ownership rights granted to the owner thereof by the terms of the Policies, except as may otherwise be provided herein. The Company shall have the full and exclusive right and access to the Policies' cash values, and neither the Insureds nor the Trustee shall have a current or future right in, or direct or indirect access to, the Policies' cash values. The parties hereto agree that the Policies shall be subject to the terms and conditions of this Agreement and of the endorsements to the Policies that are to be filed with the Phoenix Life Insurance Company and the Transamerica Occidental Life Insurance Company (collectively the "Insurers" and individually an "Insurer") pursuant to Paragraph 2(b) below. The parties hereto further agree that they will take all action necessary to cause the Policies to conform to the provisions of this Agreement.

                  (b) ENDORSEMENTS. Contemporaneously with the execution of this Agreement, the Company shall complete and file endorsements with the Insurers, using the appropriate forms provided by the Insurers for such purposes, conferring upon the Trustee the right to name the beneficiaries of the Policies' death benefits in excess of the amounts to which the Company is entitled under Paragraph 5(a) hereunder.

         3. PREMIUM PAYMENTS. On or before the due date of each Policy premium, or within the applicable grace period provided therein, the Company shall pay the full amount of each Policy premium to the appropriate Insurer.

         4.       BENEFICIARY DESIGNATIONS.

                  (a) THE COMPANY. Contemporaneously with the execution of this Agreement, the Company shall execute and deliver to the appropriate Insurer corporate beneficiary designations for the Policies, using the appropriate forms provided by said Insurer for such beneficiary designations, to secure the Company's recovery of the amounts described in Paragraph 5(a) hereunder. The parties hereto agree to take all action necessary to cause such corporate beneficiary designations to conform to the provisions of this Agreement.

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                  (b)      THE TRUST. Also contemporaneously with the execution
         of this Agreement, the Trustee shall execute and deliver beneficiary designations for the Policies to the appropriate Insurer, using the appropriate forms provided by the Insurers for such designations, to designate the requested person(s) or entity(ies) as the beneficiary(ies) to receive the death benefits of the Policies in excess of the amounts to which the Company is entitled under Paragraph 5(a) hereunder (such designated beneficiary(ies) referred to herein as the "Trust Designee"). The parties hereto agree to take all action necessary to cause such beneficiary designations to conform to the provisions of this Agreement. The Company shall not terminate, alter, or amend the Trustee's beneficiary designations without the express written consent of the Trustee.

         5.       RIGHT TO POLICY PROCEEDS.

                  (a) THE COMPANY'S RIGHTS. For so long as this Agreement remains in effect, upon the death of the Insured (or, in the case of a joint-and-survivor policy that is subject to the terms of this Agreement, upon the death of the last Insured to die), the Company shall have the unqualified right to receive from the proceeds of each Policy an amount equal to the cumulative premiums paid by the Company on each Policy from the date of the Original Agreement until the date of the Insured's death (or, in the case of a joint-and-survivor policy, the date of the death of the last Insured to die), provided that such amounts shall be reduced by any indebtedness against each Policy existing at the death of the Insured (or, in the case of a joint-and-survivor policy that is subject to the terms of this Agreement, upon the death of the last Insured to die).

                  (b) THE TRUST DESIGNEE'S RIGHTS. For so long as this Agreement remains in effect, upon the death of the Insured (or, in the case of a joint-and-survivor policy that is subject to the terms of this Agreement, upon the death of the last Insured to die), the Trust Designee shall have the unqualified right to receive from the proceeds of each Policy an amount equal to the death benefit of each Policy in excess of the amount to which the Company is entitled to receive from each Policy under Paragraph 5(a) above.

                  (c) LIMITATIONS. No amounts shall be paid from the Policies' death benefits to the Trust Designee until the full amounts due to the Company from each Policy pursuant to Paragraph 5(a) above have been paid. The parties hereto agree that the beneficiary designation provisions of each Policy shall conform to the provisions of this paragraph.

         6. POLICY DIVIDENDS. The dividends on each Policy shall be applied as elected by the Company.

         7. SETTLEMENT OPTION. The Company and the Trust Designee may select a settlement option as provided in the Policies at the time of distribution.

         8. NOTICE TO INSUREDS OF TAXABLE COST. For each year that this Agreement is in effect, the Company shall secure from each Insurer and shall furnish to each Insured an annual

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report that includes a statement of the amounts of taxable income reportable by the Insureds for federal and state income tax purposes as a result of the Company's payment of the Policies' premiums. The Company shall use the information contained in these annual reports to determine proper withholdings and tax treatments.

         9. COLLECTION OF DEATH BENEFITS. Upon the death of the Insured (or, in the case of a joint-and-survivor policy that is subject to the terms of this Agreement, upon the death of the last Insured to die), the Company and the Trustee shall cooperate to take whatever action is necessary to collect the death benefits provided under the Policies. Upon the collection and payment of the Policies' death benefits as provided in this Agreement, this Agreement shall terminate.

         10. TERMINATION OF THE AGREEMENT DURING THE LIFETIME(S) OF THE INSURED(S).

                  (a) WITHOUT NOTICE. This Agreement shall terminate without notice during the Insured's lifetime (or, in the case of a joint-and-survivor policy that is subject to the terms of this Agreement, during the life of the surviving Insured) upon the first to occur of the following:

                           (i) Surrender of the Policies by the Company, which has the sole and exclusive right of surrender;

                           (ii) Failure of the Company to make a premium payment as required pursuant to Paragraph 3 hereunder;

                           (iii)    Total cessation of the Company's business;
                  or

                           (iv) Bankruptcy, receivership, or dissolution of the Company.

                  (b) WITH NOTICE. In addition, either the Company or the Trustee may terminate this Agreement unilaterally and without cause, so long as no premium under a Policy is overdue, by written notice to the other party of such intent to terminate the Agreement. Such termination shall be effective as of the date specified in such notice.

         11. DISPOSITION OF THE POLICIES UPON TERMINATION OF THE AGREEMENT DURING THE LIFETIME(S) OF THE INSURED(S).

                  (a) OPTION TO PURCHASE. For thirty (30) days after the date of the termination of this Agreement pursuant to Paragraph 10 above, the Trustee shall have the option to purchase any of the Policies from the Corporation. The purchase price for each Policy shall be equal to the cash surrender value of such Policy, including dividend accumulations and the cash value of dividend additions existing in such Policy at the end of the period for which premiums have been paid. If the Policy shall then be encumbered by assignment, policy loan, or otherwise, the Company shall either remove such encumbrance, or reduce the sales price to the Trustee by the total amount of indebtedness outstanding against the Policy. Upon receipt of such amount, the Company shall transfer all of its rights, title, and interest in and to the Policy to the Trustee, by the execution and delivery of an appropriate instrument of transfer.

                                      -4-

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                  (b)      FAILURE TO EXERCISE OPTION. If the Trustee fails to
         exercise such option within such thirty (30) day period, then the Company may surrender or cancel the Policies for their cash surrender values, or it may change the beneficiary designation provisions of the Policies naming itself or any other person or entity as the revocable beneficiary thereof, or exercise any other ownership rights in and to the Policies, without regard to the provisions thereof. Thereafter, neither the Trustee, nor his successor in interest nor any of the Trust's beneficiaries shall have any further interest in and to the Policies, either under the terms thereof or under this Agreement.

         12. LOANS. The Company may pledge or assign any of the Policies, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from either of the Insurers or from a third party. The amount of such loan, including the accumulated interest thereon, shall not exceed the lesser of (i) the amount of the premiums on the respective Policy to which the loan relates paid by the Company hereunder, or (ii) the cash surrender value of the respective Policy to which the loan relates (as determined by the appropriate Insurer) as of the date to which premiums have been paid. Interest charges on any such loans shall be paid by the Company. If the Company so encumbers any of the Policies, other than by policy loans from the Insurers, then, upon the death of the Insured (or, in the case of a joint-and-survivor policy that is subject to the provisions of this Agreement, upon the death of the last Insured to die), or upon the election of an Insured to purchase a Policy from the Company, the Company shall promptly take all action necessary to secure the release or discharge of such encumbrance.

         13. TRUSTEE'S RIGHT TO ASSIGN INTEREST. Assignment of any or all of the rights or benefits provided under this Agreement has significant tax consequences. Therefore, unless otherwise agreed to in writing by the Company, the Trustee shall not assign any right or benefit provided under this Agreement and any attempt to do so shall be void. Upon written consent of the Company, an assignment shall be exercisable by the execution and delivery to the Company of a written assignment, which shall be attached to the Agreement and by this reference is made a part hereof. Upon receipt of such written assignment executed by the Trustee, and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Trustee's assignee as the sole owner of all the Trustee's right, title, and interest in and to this Agreement and the Policy(ies). Thereafter, the Trustee shall have no right, title, or interest in and to this Agreement or the Policy(ies), all such rights being vested in and exercisable only by such assignee.

         14. THE INSURERS. Each Insurer shall be bound only by the provisions of and endorsements on the Policy issued by it, and any payments made or actions taken by it in accordance therewith shall fully discharge it from all claims, suits, and demands of all persons whatsoever. Each Insurer shall in no way be bound by or be deemed to have notice of the provisions of this Agreement.

         15. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE, AND ADMINISTRATION.

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                  (a)      NAMED FIDUCIARY. The Company is designated as the
         named fiduciary under this Agreement.

                  (b) FUNDING POLICY. The funding policy under this Agreement is that all premiums on the Policies be remitted to the Insurers when due.

                  (c) DETERMINATION OF BENEFITS. Direct payment by the Insurer is the basis of payment of benefits under the Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

                  (d)      CLAIMS PROCEDURES.

                           (i) For claims procedure purposes, the "Claims Manager" shall be Bill Pokrajac or his designee. At any time, the Company may remove the Claims Manager with or without cause. Within ten (10) days of the removal of the Claims Manager, the Company shall appoint a successor Claims Manager. The Company shall provide written notice of such appointment to all of the parties hereto within ten (10) days of the appointment of a successor Claims Manager.

                           (ii) If for any reason a claim for benefits under this Agreement is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the section of the Agreement on which the denial is based, a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, such other data as may be pertinent, and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant. For this purpose, the claimant's claim shall be deemed filed when presented orally or in writing to the Claims Manager. The Claims Manager's explanation shall be in writing and shall be delivered to the claimant within thirty
                  (30) days of the date on which the claim is filed.

                           (iii) The claimant (or his or her duly authorized representative) shall have thirty (30) days following the claimant's receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant (or his or her duly authorized representative) may submit pertinent documents and written issues and comments.

                           (iv) The Claims Manager shall decide the issue on review and furnish the claimant with a copy of his or her decision within thirty (30) days of the receipt of the claimant's request for review of his or her claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions of the Agreement on which the decision is based. If a copy of the decision is not so furnished to the claimant within thirty
                  (30) days, the claim shall be deemed denied on review.

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         16.      BINDING EFFECT. Each and all of the covenants, terms,
provisions, and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns, and to any beneficiaries of the Policies.

         17. GOVERNING LAW. This Agreement and its interpretation shall be governed exclusively by its terms and by the laws of the State of Illinois.

         18. AMENDMENT. This Agreement may be amended or modified in whole or in part by the written agreement of all the parties hereto.

         19. NOTICE. Any notice or other communication made hereunder or pursuant hereto shall be deemed to be given if delivered personally, mailed by registered or certified mail, postage prepaid, or sent by facsimile transmission, and addressed (a) in the case of the Company, to its President at the Company's principal office, and (b) in the case of any other party, to the address appearing below the party's signature hereto, and the same shall be effective upon receipt if delivered personally or sent by facsimile transmission, or if mailed, five (5) business days after it is deposited in the mail. Any party may change the address at which the party is to receive communications made hereunder or pursuant hereto by giving written notice of the new address to the other parties in the manner provided in this paragraph.

         20. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

         21. ENTIRE AGREEMENT. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between them. It contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing pursuant to Paragraph 18 above.

         22. WAIVER. No party hereto shall be deemed to have waived any right hereunder unless such waiver is in writing and signed by the party claimed to have waived such right. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. A waiver upon any one occasion shall not be considered as a waiver of any right or remedy on any further occasion.

         23. HEADINGS. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

         24. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    JOHN B. SANFILIPPO & SON, INC.

                                    By: /s/ William R. Pokrajac
                                        ----------------------------------------
                                    Its:       Vice President of Finance

                                    /s/ Jasper B. Sanfilippo
                                    --------------------------------------------
                                    Jasper B. Sanfilippo


                                    /s/ Marian R. Sanfilippo
                                    --------------------------------------------
                                    Marian R. Sanfilippo

                                    JASPER AND MARIAN SANFILIPPO
                                    IRREVOCABLE TRUST, DATED SEPTEMBER 23, 1990

                                    By: /s/ John E. Sanfilippo
                                        ----------------------------------------
                                        John E. Sanfilippo, Trustee

                                    EXHIBIT A
                             LIFE INSURANCE POLICIES

       Insurer                             Policy Number               Insured                Face Amount
       -------                             -------------               -------                -----------
Transamerica Occidental                                            Jasper and Marian
Life Insurance Company                       92338274              Sanfilippo                 $ 5,000,000

Phoenix Mutual Life                                                Jasper and Marian
Insurance Company                             2535010              Sanfilippo                 $ 5,000,000

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